                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a party other than the Registrant / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential,   for  Use  of  the  Commission  Only  (as
                        permitted by Rule 14a-6(e)2))
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Pursuant to Rule 14(a)-12

                              DATATEC SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

            Payment of filing fee (check the appropriate box):

            /X/         No fee required.

            / /         Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(1) and 0-11.

            (1)         Title of each class of securities  to which  transaction
                        applies:

--------------------------------------------------------------------------------

            (2)         Aggregate  number  of  securities  to which  transaction
                        applies:

--------------------------------------------------------------------------------

            (3)         Per unit price or other  underlying value of transaction
                        computed  pursuant to Exchange  Act Rule 0-11 (Set forth
                        the  amount on which the filing  fee is  calculated  and
                        state how it was determined):

--------------------------------------------------------------------------------

            (4)         Proposed maximum aggregate value of transaction:

            (5)         Total fee paid:

--------------------------------------------------------------------------------

            / /         Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

            / /         Check box if any part of the fee is  offset as  provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)         Amount previously paid:

--------------------------------------------------------------------------------

            (2)         Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

            (3)         Filing Party:

--------------------------------------------------------------------------------

            (4)         Date Filed:

                                       -2-

                              DATATEC SYSTEMS, INC.

                                          March 14, 2002

Dear Stockholders:

            You  are  cordially   invited  to  attend  the  Annual   Meeting  of
Stockholders (the "Annual Meeting") of Datatec Systems, Inc., which will be held at 23 Madison Road, Fairfield,  New Jersey 07004, on Thursday, April 11, 2002 at
10:00 A.M., local time.

            Information  about the  Annual  Meeting,  including  a  listing  and discussion  of the matters on which the  stockholders  will act, may be found in the attached Notice of Annual Meeting and Proxy Statement.

            We hope that you will be able to attend the Annual Meeting. However, whether or not you anticipate attending in person, I urge you to complete,  sign and return the enclosed  proxy card  promptly to ensure that your shares will be represented at the Annual  Meeting.  If you do attend,  you will, of course,  be entitled to vote in person,  and if you vote in person,  such vote will  nullify your proxy.

                                                   Sincerely,

                                                   ISAAC GAON
                                                   Chairman of the Board
                                                   and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT,  REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE
READ THE ATTACHED  PROXY  STATEMENT  CAREFULLY AND  COMPLETE,  SIGN AND DATE THE
ENCLOSED  PROXY CARD AS  PROMPTLY  AS  POSSIBLE  AND  RETURN IT IN THE  ENCLOSED
ENVELOPE.

                              DATATEC SYSTEMS, INC.
                                 23 Madison Road
                           Fairfield, New Jersey 07004
                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  -------------

To our Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Annual  Meeting")  of  Datatec  Systems,  Inc.,  a  Delaware  corporation  (the
"Company")  will be held at 23 Madison Road,  Fairfield,  New Jersey  07004,  on
Thursday, April 11, 2002 at 10:00 A.M., local time, for the following purposes:

            1.          To elect seven (7) members to the Board of  Directors of
                        the Company to serve  until the next  annual  meeting of
                        stockholders  and until their  successors have been duly
                        elected and shall have qualified;

            2.          To approve the 1998 Employee  Stock Purchase Plan of the
                        Company,  as  amended  and  restated  by  the  Board  of
                        Directors  on May  21,  2001  to,  among  other  things,
                        increase  the total  number  of  shares of common  stock
                        available  for issuance  under such stock  purchase plan
                        from 750,000 shares to 1,750,000 shares;

            3.          To ratify the  appointment of Arthur Andersen LLP as the
                        Company's  independent public accountants for the fiscal
                        year ending April 30, 2002; and

            4.          To  consider  and act upon such  other  business  as may
                        properly   come   before  the  Annual   Meeting  or  any
                        adjournments thereof.

            Only  stockholders  of record at the close of  business  on March 8,
2002 will be entitled to notice of, and to vote at, the Annual Meeting.

            Please sign and promptly mail the enclosed proxy, whether or not you plan to attend the Annual  Meeting,  in order that your  shares may be voted for you. A return envelope is provided for your convenience.

                                          By Order of the Board of Directors,

                                          ISAAC GAON
                                          ACTING CHIEF FINANCIAL OFFICER,
                                          SECRETARY AND TREASURER
Dated:      Fairfield,  New Jersey
            March 14, 2002

                              DATATEC SYSTEMS, INC.
                                 23 Madison Road
                           Fairfield, New Jersey 07004

                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 11, 2002
                           --------------------------

            This Proxy  Statement  is being  furnished  to the  stockholders  of
Datatec Systems,  Inc., a Delaware  corporation  (the "Company"),  in connection with the  solicitation  by the Board of  Directors  of the  Company  of  proxies
("Proxies") for the Annual Meeting of Stockholders  (the "Annual Meeting") to be
held at 23 Madison Road,  Fairfield,  New Jersey 07004,  on Thursday,  April 11,
2002, at 10:00 A.M., local time. At the Annual Meeting, the stockholders will be asked to (i) elect seven (7)  directors;  (ii)  approve the Amended and Restated
1998  Employee  Stock  Purchase  Plan;  (iii) ratify the  appointment  of Arthur
Andersen LLP as the Company's independent public accountants for the fiscal year ending April 30, 2002; and (iv) consider and act upon such other business as may properly  come  before the Annual  Meeting.  It is  expected  that the Notice of
Annual  Meeting,  Proxy  Statement  and form of Proxy  will  first be  mailed to stockholders on or about March 14, 2002.

                        RECORD DATE AND VOTING SECURITIES

            Only  stockholders  of record at the close of  business  on March 8,
2002 (the  "Record  Date")  will be  entitled  to notice of, and to vote at, the
Annual Meeting and any adjournments  thereof. As of the close of business on the
Record Date,  there were 35,568,517  outstanding  shares of the Company's common stock,  $.001 par value (the "Common Stock").  Each outstanding  share of Common
Stock is entitled to one vote. There was no other class of voting  securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

            Shares of Common Stock  represented  by Proxies,  which are properly executed,  duly returned and not revoked,  will be voted in accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election of the persons who have been  nominated  by the Board of  Directors  as directors of the Company, (ii) for the approval of the Amended and Restated 1998
Employee Stock Purchase Plan,  (iii) for the  ratification of the appointment of
Arthur  Andersen LLP as the Company's  independent  public  accountants  for the fiscal year ending April 30, 2002, and (iv) for any other

matter that may properly be brought before the Annual Meeting in accordance with the judgment of the person or persons voting the Proxy.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Any Proxy executed and returned by a  stockholder  may be revoked at any time  thereafter  if written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Annual  Meeting,  or by execution  of a  subsequent  Proxy which is presented  at the  Annual  Meeting,  or if the  stockholder  attends  the Annual
Meeting  and votes by ballot,  except as to any  matter or matters  upon which a vote shall have been cast  pursuant  to the  authority  conferred  by such Proxy prior to such revocation.  Broker  "non-votes" and the shares of Common Stock as to which a  stockholder  abstains are included for purposes of  determining  the presence  or absence of a quorum for the  transaction  of business at the Annual
Meeting.  A  broker  "non-vote"  occurs  when a  nominee  holding  shares  for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting  power  with  respect  to that  item and has not received instructions from the beneficial owner.

            The  management  of the Company  knows of no matters which are to be presented for consideration at the Annual Meeting other than those  specifically described in the Notice of Annual  Meeting of  Stockholders,  but,  should other matters,  which  the  Company  is not aware of a  reasonable  time  before  this solicitation,  be brought before the Annual Meeting,  it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

            All expenses in connection with this  solicitation  will be borne by the Company.  In addition to the use of the mails,  proxy  solicitations  may be made by telephone,  telegraph and personal interview by officers,  directors and employees of the Company.  The Company will, upon request,  reimburse  brokerage houses  and  persons  holding  shares in the names of their  nominees  for their reasonable expenses in sending solicitation material to their principals.

                                       -2-

                             OWNERSHIP OF SECURITIES

            The following table sets forth information  concerning  ownership of the Common Stock  outstanding  as of March 8, 2002,  by (i) each person known by the Company to be the  beneficial  owner of more than five  percent  (5%) of the
Company's Common Stock, (ii) each director, (iii) each of the executive officers named in the summary  compensation  table,  and (iv) all executive  officers and directors of the Company as a group.

                                                  Amount of Shares
                                                    Beneficially
Name and Address of Beneficial Owner(1)               Owned(2)            Percentage of Class
---------------------------------------               --------            -------------------

Isaac J. Gaon(3)                                      1,688,424                 4.6%

William J. Adams, Jr.(4)                                 40,000                 *

Frank P. Brosens(5)                                     426,873                 1.2%

David M. Milch (6)                                      991,305                 2.7%

Robert H. Friedman (7)                                  138,946                 *

Walter Grossman(8)                                      679,975                 1.9%

Mark L. Berenblut(9)                                      8,000                 *

Robert F. Gadd(10)                                            0                 *

James M. Caci(11)                                        46,609                 *

All directors and officers as a group (9              4,020,132                10.7%
persons)(12)

--------------
* Less than 1%

(1)         Unless otherwise  indicated,  all addresses are c/o Datatec Systems,
            Inc., 23 Madison Road, Fairfield, New Jersey 07004.

(2)         Beneficial  ownership has been  determined  in accordance  with Rule
            13d-3 under the  Exchange  Act ("Rule  13d-3") and unless  otherwise indicated, represents shares for which the beneficial owner has sole voting and investment  power.  The percentage of class is calculated in accordance  with Rule 13d-3 and includes  options or other rights to subscribe which are exercisable within sixty (60) days from March
            8, 2002.

(3)         Mr. Gaon's beneficial  ownership includes options exercisable within sixty  (60) days from  March 8, 2002 to  purchase  an  aggregate  of
            1,295,301 shares of Common Stock.

                                       -3-

(4)         Mr.  Adams'  beneficial  ownership  consists of options  exercisable within sixty (60) days from March 8, 2002 to purchase  40,000 shares of Common Stock.  Mr. Adams'  address is c/o  WhiteSpace,  Inc., 555
            East Main Street, Chester, New Jersey 07930.

(5)         Mr.  Brosens'  beneficial  ownership  includes  options  exercisable within sixty (60) days from March 8, 2002 to purchase  64,000 shares of Common  Stock.  Mr.  Brosens'  address  is 63 East  Field  Drive,
            Bedford, New York 10506.

(6)         Dr. Milch's beneficial ownership includes options exercisable within sixty (60) days from  March 8, 2002 to  purchase  504,000  shares of
            Common Stock.  Dr. Milch's address is c/o Davco  Consultants,  Inc.,
            114 East 13th Street, New York, New York 10003.

(7)         Mr. Friedman's  beneficial  ownership  includes options  exercisable within sixty (60) days from March 8, 2002 to purchase 104,000 shares of Common Stock. Mr. Friedman's address is c/o Olshan Grundman Frome
            Rosenzweig  & Wolosky  LLP,  505 Park  Avenue,  New  York,  New York
            10022-1170.

(8)         Mr. Grossman's  beneficial  ownership includes (a) 125,000 shares of
            Common Stock held by Carlisle  Capital LLC, of which Mr. Grossman is the sole managing  member,  (b) 190,975 shares of Common Stock owned by his spouse,  (c) 40,000 shares of Common Stock held by trusts for the benefit of his  daughters,  and (d) options  exercisable  within sixty  (60) days from  March 8, 2002 to  purchase  an  aggregate  of
            24,000  shares  of  Common  Stock.  Mr.  Grossman's  address  is c/o
            Brookehill  Capital Partners,  Inc., 1221 Post Road East,  Westport,
            Connecticut 06880.

(9)         Mr. Berenblut's beneficial ownership consists of options exercisable within  sixty (60) days from March 8, 2002 to purchase  8,000 shares of Common Stock.  Mr.  Berenblut's  address is 27 Shelborne  Avenue,
            Toronto, Ontario, Canada M5N 1Y8.

(10)        Mr. Gadd is a former  Senior  Vice  President  and Chief  Technology
            Officer of the Company.

(11)        Mr.  Caci's  beneficial  ownership  consists of options  exercisable within sixty (60) days from March 8, 2002 to purchase  46,473 shares of Common  Stock.  Mr. Caci is a former Vice  President  of Finance,
            Chief Financial Officer, Treasurer and Secretary of the Company.

(12)        Includes  options and  warrants  exercisable  within sixty (60) days from March 8, 2002 to purchase an aggregate  of 2,085,774  shares of
            Common Stock held by the  directors  and  executive  officers of the
            Company.

                                       -4-

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  annual  meeting of  stockholders  of the Company and until their successors shall be duly elected and qualified.

            The terms of the current  directors expire at the Annual Meeting and when their successors are duly elected and qualified. All nominees are currently directors  of the Company.  Management  has no reason to believe that any of the nominees  will be unable or unwilling to serve as a director.  Should any of the nominees not remain a candidate for election at the date of the Annual  Meeting, the Proxies will be voted in favor of those  nominees who remain  candidates and may be voted for substitute nominees selected by the Board of Directors.

Information Concerning Nominees
-------------------------------

            The  names of the  nominees  and  certain  biographical  information concerning each of them are set forth below:

Name                             Age        Position with the Company
----                             ---        -------------------------

Isaac J. Gaon                     53        Chairman of the Board and Chief
                                            Executive Officer

David M. Milch                    47        Director and Executive Director -
                                            Office of the Chairman

William J. Adams, Jr.             53        Director

Frank P. Brosens                  44        Director

Robert H. Friedman                49        Director

Walter Grossman                   57        Director

Mark L. Berenblut                 45        Director

            ISAAC  J.  GAON,  Chairman  of the  Board  since  December  1997 and
Director  since 1992,  has served as the Chief  Executive  Officer since October
1994. He served as Chief  Financial  Officer from April 1992 until October 1994.
From September 1987 to December 1991, Mr. Gaon, a chartered  accountant,  served as  President  and Chief  Executive  Officer  of  Toronto-based  NRG,  Inc.,  (a subsidiary of Gestetner  International)  an office  equipment  supplier,  and in several senior management roles within Gestetner Canada and Gestetner USA.

                                       -5-

            DR.  DAVID M.  MILCH,  Director  since  October  1996 and  Executive
Director -- Office of the Chairman on a part-time  basis since October 2000, has been a director and principal  since 1983 of Bermil  Industries  Corporation,  a closely  held  diversified  Company  owned by the Milch  family  involved in the manufacture, sale, financing, and distribution of capital equipment, and in real estate development. Dr. Milch is also the sole stockholder of Davco Consultants,
Inc.,  a  corporation  that he founded in 1989 for the  purpose of  identifying, advising, and investing in emerging growth technologies.

            WILLIAM J. ADAMS,  JR., Director since April 2000, has served as the
President  of  WhiteSpace,  Inc., a consulting  firm  specializing  in marketing techniques for  technology-based  firms,  since he founded such firm in February
1998.  Prior to that  time and  since  January  1994,  Mr.  Adams  served as the
President of Infosource, Inc., an information technology consulting firm that he also founded.

            FRANK  P.  BROSENS,  Director  since  November  1998,  is one of the founding partners of Taconic Capital  Partners,  an investment firm. Mr. Brosens was a general  partner of Goldman  Sachs & Co.  from  November  1988 to November
1994,  where he  served  as head of the  equity  derivative  and risk  arbitrage businesses,  as well as a member of several of the firm's  principal  investment committees.

            ROBERT H.  FRIEDMAN,  Director since August 1994, has been a partner with Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, a New York City law firm, since  August  1992.  Prior to that  time and since  September  1983 he was with
Cahill Gordon & Reindel, also a New York City law firm. Mr. Friedman specializes in corporate and securities law matters.

            WALTER  GROSSMAN,  Director  since May  2001,  is also  Chairman  of
Brookehill  Capital  Partners,  Ltd., a private  investment  firm.  He began his professional  work experience at the Department of Commerce in Washington,  D.C.
and then joined the  investment  firm of E.F.  Hutton.  In 1970, he joined Loeb,
Rhoades & Co. as Vice President and subsequently the institutional research firm of Faulkner, Dawkins & Sullivan before founding Brookehill Capital Management in
1978.

            MARK L.  BERENBLUT,  Director  since  June  2001,  has  also  been a managing  partner  of  Carnegie  Hill  Investment  Partners,  a venture  capital investment  fund,  since January 2001. He has also been the managing  partner of
Berenblut  Consulting,  which  specializes  in strategy,  finance and economics, since January 2001.  Until  December  2000, he was an equity partner with Arthur
Andersen LLP since 1992.  Mr.  Berenblut is qualified as a Chartered  Accountant and a Business Valuator.

Required Vote
-------------

            Directors are elected by a plurality of the votes cast, in person or by proxy,  at the Annual  Meeting.  Votes withheld and broker  non-votes are not counted toward a nominee's total.

Recommendation of the Board of Directors
----------------------------------------

            The Board of  Directors  of the Company  recommends a vote "FOR" the election of each of the nominees.

                                       -6-

Meetings and Committees of the Board of Directors
-------------------------------------------------

            During the fiscal  year ended April 30, 2001  ("Fiscal  2001"),  the
Company's  Board  of  Directors  formally  met on  six  occasions.  Each  of the directors  attended  (or  participated  by  telephone  in) more than 75% of such meetings of the Board of  Directors  and  Committees  on which he served  during
Fiscal 2001.  During Fiscal 2001, the Board of Directors also acted by unanimous written consent in lieu of a meeting on four  occasions.  The Board of Directors has  no  committees  other  than  the  Compensation  Committee,  the  Nominating
Committee and the Audit Committee.

            The  Compensation  Committee of the Company's  Board of Directors is
composed  of Frank  Brosens and David  Milch.  Thomas  Berry,  who served on the
Compensation  Committee  during Fiscal 2001, no longer serves on such Committee.
The purpose of this Committee is to review and approve the  compensation  of the
Company's executive officers and to administer and interpret the Company's stock option plans. The  Compensation  Committee met once during Fiscal 2001 and acted by unanimous written consent in lieu of a meeting on three occasions.

            The  Nominating  Committee  of the  Company's  Board of Directors is
composed  of Isaac  Gaon,  William  Adams and David  Milch.  The purpose of this
Committee is to select and nominate  Directors  for  elections at the  Company's annual  meetings of  stockholders.  The Nominating  Committee acted by unanimous written  consent  in lieu of a  meeting  on one  occasion  during  Fiscal  2001.
Stockholders wishing to recommend candidates for consideration by the Nominating
Committee may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications.

            The Audit  Committee of the Company's Board of Directors is composed of Walter  Grossman,  Mark  Berenblut and Frank  Brosens.  David Milch and Kevin
Moore,  who served on the Audit Committee during Fiscal 2001, no longer serve on such  Committee.  The  Audit  Committee  recommends  the  Company's  independent auditors,  reviews the scope of their  engagement,  consults  with the auditors, reviews the results of their  examination,  acts as liaison between the Board of
Directors and the auditors and reviews various Company policies, including those relating to  accounting  and internal  controls.  The Audit  Committee met twice during Fiscal 2001.

                                       -7-

Executive Officers
------------------

            The Company's executive officers,  who are not also directors of the
Company,  as well as additional  information with respect to such persons is set forth below.  Information with respect to executive  officers of the Company who are also directors is set forth in "Information Concerning Nominees" above.

Name                              Age           Position with the Company
----                              ---           -------------------------

Raymond Koch                       56           Chief Operating Officer

            RAYMOND KOCH,  Chief Operating  Officer,  joined the Company in July
2001.  From  December  2000 to October  2000,  Mr. Koch was  President and Chief
Operating  Officer  for Nua  Limited,  Dublin,  Ireland,  an  Internet  software development  and  e-learning  organization.  From  1989 to 2000,  Mr.  Koch held several Senior Executive  positions with the Company and its subsidiary  Datatec
Industries,  Inc.  as  follows:  Chief  Operating  Officer  and  Executive  Vice
President  of the  Company  from 1996 to 2000;  President  and  Chief  Operating
Officer  of Datatec  Industries,  Inc.  from 1994 to 1996;  and  Executive  Vice
President of Datatec Industries, Inc. from 1989 to 1991.

            The  officers of the  Company  are elected  annually by the Board of
Directors at its meeting  following the Annual Meeting of Stockholders  and hold office  at the  discretion  of the  Board  of  Directors.  There  are no  family relationships between any directors and executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent  of a  registered  class of the  Company's  equity  securities,  to file reports of ownership and changes in ownership  with the  Securities and Exchange
Commission (the "Commission").  Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

            Based  solely on its review of the copies of such forms  received by it, or written  representation  from  certain  reporting  persons,  the  Company believes,  during Fiscal 2001,  that there was compliance with all Section 16(a)
filing  requirements  applicable  to its  officers,  directors  and ten  percent stockholders,  with the  exception  of Robert  Friedman  whose  acquisitions  of securities in two transactions were inadvertently  reported late on a Form 4 and
Don Bergal,  the Company's  former Chief Operating  Officer,  who did not file a
Form 3.

                                       -8-

Executive Compensation
----------------------

SUMMARY COMPENSATION TABLE

            The  following  table sets forth  information  for the fiscal  years ended  April 30,  1999,  2000 and 2001 with  respect  to  annual  and  long-term compensation  for  services  in all  capacities  to the Company of (i) the chief executive officer,  (ii) the most highly  compensated  executive officers of the
Company at April 30, 2001 who  received  compensation  of at least  $100,000 and
(iii) two individuals who were not executive  officers at April 30, 2001 but who did receive compensation of at least $100,000 during the fiscal year ended April
30, 2001 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                             Annual Compensation(1)

                                                                                 Long-Term
                                                                                Compensation
                                                                         Awards Securities Underlying
  Name and Position                    Year              Salary                    Options(#)
---------------------------            ----              ------          ----------------------------

Isaac J. Gaon                          2001             $346,772                  700,000
Chairman of the Board                  2000             $266,000                     -
and Chief Executive Officer            1999             $262,000                     -

Robert F. Gadd, Former                 2001             $219,000                     -
Senior Vice President and              2000             $202,000                     -
Chief Technology Officer(2)            1999             $197,000                     -

James M. Caci, Former Vice             2001             $102,294                     -
President of Finance, Chief            2000             $156,000                   40,000
Financial Officer, Treasurer           1999             $154,000                     -
and Secretary(3)

(1)         The value of personal benefits for executive officers of the Company during  Fiscal  2001 that might be  attributable  to  management  as executive  fringe  benefits such as automobiles and club dues cannot be  specifically  or  precisely  determined;  however,  it would not exceed the lesser of $50,000 or 10% of the total  annual  salary and bonus reported for any individual named above.

(2)         Mr. Gadd  became an officer of a  subsidiary  of the Company  during
            Fiscal 2001 and subsequently resigned from that position.

(3)         Mr. Caci resigned during Fiscal 2001.

                                       -9-

OPTION GRANTS TABLE

            The following table sets forth certain  information  regarding stock option grants made to each of the Named Executive Officers during Fiscal 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     Potential Realizable
                                                                                                       Value at Assumed
                                                                                                       Rates of Annual
                                                                                                     Rates of Stock Price
                                                                                                       Appreciation for
                                           Individual Grants                                       -----------------------------
                                           -----------------

                                            Percent of Total
                   Shares of Common        Options Granted to        Exercise or
                   Stock Underlying       Employees in Fiscal         Base Price    Expiration
     Name          Options Granted              Year(%)                ($/Sh)          Date          5%               10%
--------------------------------------------------------------------------------------------------------------------------------
Isaac J. Gaon           100,000                    6%                    9.12         5/01/10      45,600           91,200
Isaac J. Gaon           350,000                   21%                    3.06        10/25/10      53,600          107,100
Isaac J. Gaon           250,000                   14%                    3.06        10/25/10      38,300           76,500

(1)         The potential  realizable portion of the foregoing table illustrates value that might be realized  upon  exercise of options  immediately prior to the  expiration of their term,  assuming (for  illustrative purposes only) the specified compounded rates of appreciation on the
            Company's Common Stock over the term of the option. These numbers do not take into account  provisions  providing for  termination of the option following termination of employment,  non-transferability  or difference in vesting periods.

                                      -10-

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

            The following table sets forth certain information  concerning stock options exercised during Fiscal 2001 and stock options which were unexercised at the end of Fiscal 2001 with respect to the Named Executive Officers.

                           AGGREGATED OPTION EXERCISES
                       DURING THE MOST RECENTLY COMPLETED
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                       Shares
                      Acquired                           Number of Securities
                         on          Value              Underlying Unexercised            Value of Unexercised
                      Exercise      Realized         Options Held at Fiscal Year-    in-the-Money Options at Fiscal
                        (#)           ($)                     End(#)                           Year-End($)(1)
                     ---------      --------      -------------------------------    ------------------------------
     Name                                         Exercisable      Unexercisable     Exercisable      Unexercisable
--------------                                    -----------      -------------     -----------      -------------
Isaac J. Gaon             -             -         1,433,732         333,334            331,420              -
Robert Gadd               -             -          196,151             0                 1,949              -
James Caci                -             -             -                -                  -                 -

(1)         Represents the total gain that would be realized if all in-the-money options  held at  April  30,  2001  were  exercised,  determined  by multiplying  the  number of shares  underlying  the  options  by the difference between the per share option exercise price and $0.90 per share,  which was the closing  bid price per share of the  Company's
            Common  Stock on April 30, 2001.  An  option is  in-the-money if the fair market  value of the  underlying  shares  exceeds the  exercise price of the option.

                                      -11-

Directors Compensation
----------------------

            Each  director  who is not an employee of the Company is eligible to receive a fee of $1,000 per meeting attended.  The members of the Board are also eligible for  reimbursement of their reasonable  expenses incurred in connection with  attendance  at Board  meetings.  In addition,  each director who is not an employee of the Company receives a grant of options to purchase 24,000 shares of
Common  Stock on the date that such  director  first  becomes a director  of the
Company  and on the day  which is the  yearly  anniversary  date  after he began serving on the Board.

Employment Agreements
---------------------

            Isaac Gaon is  employed as the  Company's  Chairman of the Board and
Chief Executive Officer of the Company pursuant to an employment agreement dated as of May 1, 2000, for a term ending on April 30, 2003.  The agreement  provides for an initial base salary of $350,000  which shall be  increased  annually by a percentage  equal to the  percentage by which the Consumer Price Index for Urban
Borrowers and Clerical  Workers:  New York, N.Y.-  Northeastern New Jersey shall have been  increased  over the preceding  year.  The agreement also provides for incentive  compensation  in an amount of up to 25% of the base salary based upon profits,  stock  market  returns  and  Board  discretion.  In the  event  of his disability,  Mr.  Gaon is to receive  the full amount of his base salary for six months.  Upon a Change of Control of the Company  (as defined in the  agreement)
that results in Mr.  Gaon's  removal from the Company's  Board of  Directors,  a significant  change in the  conditions of his  employment or other breach of the agreement,  he is to receive  liquidated  damages  equal to 2.99 times the "base amount,"  as defined in the United  States  Internal  Revenue  Code of 1986,  as
amended (the "Code"), of his compensation. Upon early termination by the Company without Cause (as defined in the  agreement),  or by Mr. Gaon with "Good Reason"
(as  defined in the  agreement),  the  Company is  required  to pay Mr. Gaon the remainder  of the salary  owed him for the  employment  period,  but in no event shall  such  payment  be less  than  $500,000.  Additionally,  Mr.  Gaon will be entitled to undistributed  bonus  payments,  as well as pro-rata unused vacation time payments.  In addition,  following a Change of Control,  termination by the
Company without Cause,  or termination by Mr. Gaon for Good Reason,  the Company is obligated to purchase all Mr. Gaon's stock  options,  whether  exercisable or not,  for a price equal to the  difference  between the fair market value of the
Common Stock on the date of termination and the exercise price of such options.

            David Milch is employed as the Company's Executive Director - Office of the Chairman pursuant to an employment  agreement dated October 27, 2000, for a term ending on October 26,  2002.  The  agreement  provides for an annual base salary of $125,000.  Dr. Milch was granted options to purchase 200,000 shares of
Common Stock on March 7, 2001.  Upon early  termination  by the Company  without
Cause (as  defined in the  agreement),  or by Mr.  Milch with "Good  Reason" (as defined in the  agreement),  the Company is required,  within thirty days of the termination,  to pay Mr. Milch an amount equal to the lesser of (a) the pro rata portion of his base salary on the number of calendar days  beginning on the date of termination  through and including December 31, 2002, and (b) three months of his base salary, and all expense reimbursements due to him.

                                      -12-

                      REPORT OF THE COMPENSATION COMMITTEE

General
-------

            The Board of Directors  created the Compensation  Committee in 1994.
The  Compensation  Committee  is currently  composed of Frank  Brosens and David
Milch.  Thomas Berry,  who served on the  Compensation  Committee  during Fiscal
2001, no longer serves on such Committee.

            The Compensation  Committee's duties include: making recommendations on compensation  actions  involving the Company's  President and Chief Executive
Officer,   including  but  not  limited  to  salary  actions,   incentive  bonus
determinations and terms of employment; approving incentive bonus determinations and terms of  employment  for  executive  officers  other than the President and
Chief Executive Officer and for other key employees and agents; reviewing salary actions (approved by the Chief Executive Officer)  regarding  executive officers other than the President  and Chief  Executive  Officer and regarding  other key employees and agents;  making  recommendations on compensation and benefit plans requiring Board and/or stockholder approval;  and such other duties as the Board of Directors may assign to it from time to time. The Compensation Committee also administers the Company's stock option plans.

Philosophy of Executive Compensation
------------------------------------

            In reaching its  decisions  regarding  executive  compensation,  the
Compensation Committee was guided by the following philosophy:

            1.          Total  cash  compensation  levels  (salary  plus  annual
                        bonus)   should  be  set  at  levels   consistent   with
                        competitive  practice  at other  open  systems  computer
                        integration companies of similar size.

            2.          Performance  objectives,  used  to  determine  incentive
                        bonuses, should be explained and confirmed in advance.

            3.          Stock based  incentives  should be sufficient to promote
                        alignment   of   interests   between    executives   and
                        stockholders,  while  ensuring  that  stockholders  must
                        benefit before executives do.

            4.          Employment   security    arrangements   should   provide
                        competitive  benefits  while  encouraging  executives to
                        make decisions that will maximize long-term  stockholder
                        value.

                                      -13-

            Section  162(m)  of the Code  places a limit  of  $1,000,000  on the amount of  compensation  that may be  deducted  by the  Company in any year with
respect  to  certain  of  the  Company's   highest  paid   executives.   Certain
performance-based  compensation  that has been approved by  stockholders  is not subject  to  the  deduction  limit.  The  Company  intends  to  qualify  certain compensation  paid to  executive  officers  for  deductibility  under  the Code, including  Section  162(m).  However,  the  Company  may  from  time to time pay compensation to its executive officers that may not be deductible.

Compensation Programs for Executive Officers
--------------------------------------------

            This section  describes  the  compensation  programs  for  executive officers  that were in effect in Fiscal  2001 and the  programs  approved by the
Compensation Committee for the fiscal year ending April 30, 2002.

            BASE SALARY

            Base salary levels are primarily a function of competitive  practice at other  companies  for positions of similar  scope and  responsibility.  Other factors that influence base salary levels  include the  incumbent's  tenure with the Company, individual performance,  potential earnings from comparable outside positions and the performance of the Company.

            Mr. Gaon's salary for Fiscal 2001 was  $346,772,  which  reflected a competitive salary for his position for similarly sized companies.

            INCENTIVE BONUS PROGRAM

            The Compensation  Committee  considers cash performance  bonuses for its executives in accordance with the following terms:  competitive  practice at other  companies  for  positions of similar  scope and  responsibility;  overall performance  of  the  Company;  individual  performance  of the  executive;  and transactions  effected  for the  benefit of the  Company  which are  outside the
ordinary  business  and  directly   accomplished  through  the  efforts  of  the
executive.

            STOCK OPTION PROGRAM

            During  Fiscal  2001,  options to purchase an  aggregate  of 700,000 shares were granted to the Named  Executive  Officers  under the Company's  2000
Stock Option  Plan.  Grants  under the  Company's  stock option plan are made to provide  incentives to executive  officers to contribute to corporate growth and profitability  and are  based  on the  Compensation  Committee  and the  Board's judgment  of  an  employee's  contribution  to  the  success  of  the  Company's operations.

                                      -14-

            EMPLOYMENT AGREEMENTS

            The  Company  has  employment  agreements  with Isaac Gaon and David
Milch.  See "Executive  Compensation - Employment  Agreements." The objective of these  agreements was to ensure the Company of consistency of leadership and the retention of a qualified Chief Executive Officer and Executive Director - Office
of the Chairman;  and to provide a sense of employment  security to Messrs. Gaon and Milch and thereby encouraging their decisions to benefit stockholders in the long-term.

            Submitted by Current Compensation Committee
                        Frank P. Brosens
                        David M. Milch

                          REPORT OF THE AUDIT COMMITTEE

            The Audit  Committee of the Board of  Directors  has  furnished  the
following   report   on  its   activities   with   respect   to  its   oversight
responsibilities  during Fiscal 2001. The report is not deemed to be "soliciting material," or to be "filed" with the  Commission or subject to the  Commission's proxy rules or to the  liabilities  of Section 18 of the  Exchange  Act, and the report  shall  not be  deemed  incorporated  by  reference  into  any  prior  or subsequent  filing by the Company under the  Securities  Act of 1933, as amended
(the  "Securities  Act"),  or the  Exchange  Act,  except to the extent that the
Company specifically incorporates it by reference into any such filing.

            Based on its  written  charter,  the Audit  Committee  oversees  the
Company's financial  reporting process on behalf of the Board of Directors.  The
Audit  Committee  of the Board of  Directors  is  currently  comprised  of three directors,  Frank Brosens, Mark Berenblut and Walter Grossman.  Messrs. Brosens,
Berenblut  and Grossman are  independent  as defined in the  applicable  listing standards of the National Association of Securities Dealers. During Fiscal 2001,
the Audit Committee was comprised of Frank Brosens, David Milch and Kevin Moore.

            The  Audit  Committee  held two  meetings  during  Fiscal  2001.  In fulfilling its responsibilities, the Audit Committee recommended to the Board of
Directors  the  selection  of the  Company's  independent  auditors.  The  Audit
Committee discussed with the independent auditors the overall scope and specific plans for the  adequacy of the  Company's  internal  controls.  During the Audit
Committee  meetings,  the Audit  Committee  met with the  independent  auditors, without  management  present,  to  discuss  the  results  of the  audits,  their evaluations of the Company's  internal  controls and the overall  quality of the
Company's  financial  reporting.  The Audit  Committee has discussed the audited financial  statements with the management of the Company. The meetings also were designed  to  facilitate  any  private  communication  with the Audit  Committee desired by the independent auditors.

                                      -15-

            The Audit Committee  monitored the  independence  and performance of the Company's  independent  auditors.  The Audit  Committee  discussed  with the
independent   auditors   the  matters   required  to  be  discussed  by  SAS  61
(Codification of Statements on Audited  Standards,  AU Section 380), as modified or supplemented.  The Audit Committee  received the written  disclosures and the letter from the independent  auditors  required by Independence  Standards Board
Standard No. 1 (Independence Discussions with Audit Committees),  as modified or supplemented,  and  discussed  with the  independent  auditors  the  independent auditors'  independence.  The Audit  Committee  determined that the provision of professional  services,  other than audit and review  services by the  Company's independent auditors,  is compatible with maintaining their independence.  Based on its review and discussions with management and the independent auditors,  the
Audit Committee has  recommended  that the audited  financial  statements of the
Company be included in the Company's annual report on Form 10-K.

            Submitted by Current Audit Committee
                        Frank P. Brosens
                        Mark Berenblut
                        Walter Grossman

                                      -16-

                                PERFORMANCE GRAPH

            The  "peer  group"  selected  by  the  Company  in  the  immediately
preceding   fiscal  year  was   comprised  of  data   communications   equipment
distributors  consisting of Cambridge Technology Partners,  Inc. and MarchFirst,
Inc.,  each of whom ceased to do business  and whose  shares of stock  ceased to trade in the public  market  during  Fiscal 2001.  The Company knows of no other company whose entire focus is information technology deployment services and has chosen the Media General  Financial  Services  Information  Technology  Services
Index (the "MG Index") as a  benchmark  for  comparing  the  performance  of the
Company's  Common Stock.  The Company believes that the MG Index is comprised of companies whose primary lines of business most closely  approximate the business of the Company.

            The graph below compares the cumulative total stockholder  return on the Common Stock of the Company with the  cumulative  total return on the Nasdaq
Market Index, the MG Index and the index of peer companies that the Company used in the immediately preceding fiscal year, assuming the investment of $100 in the
Company's Common Stock and each of the foregoing  indices on April 30, 1996, and reinvestment of all dividends. Comparisons with the index of peer companies used in the immediately  preceding  fiscal year are only presented  through April 28,
2000 since the shares of stock of the companies comprising the peer group ceased to trade in the public market at different times during Fiscal 2001.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     Company/Index               4/30/96           4/30/97           4/30/98           4/30/99          4/28/00          4/30/01
     -------------              ---------         ---------          ---------         ---------       ---------        ---------

Datatec Systems, Inc.            100.00             43.33              73.33             34.58          119.17            12.00
Old Peer Group Index             100.00            100.40             145.81            152.00          254.19             ----
MG Index                         100.00             73.22             110.33            110.10          120.77            85.10
Nasdaq Market Index              100.00            106.59             158.32            209.07          324.85           181.39

                                      -17-

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            The Company and Isaac Gaon are parties to a Stock  Option  Agreement dated  November 18, 1992,  pursuant to which the Company has agreed to reimburse
Mr. Gaon for the difference  between ordinary income tax rates and capital gains rates on the exercise of stock  options.  On March 9, 2000,  Mr. Gaon  exercised options to purchase  127,000 shares of Common Stock,  resulting in an obligation of the  Company to  reimburse  Mr. Gaon in the amount of  $389,000.  During July
2000,  Mr. Gaon forgave the Company of its  obligation to reimburse him for such expenses.

            William J. Adams,  Jr., a director of the Company,  is the President of WhiteSpace, Inc. ("WhiteSpace"), which company was previously retained by the
Company to provide consulting  services pursuant to an agreement that expired in
January  2001.  The Company was  obligated  to pay  WhiteSpace  an  aggregate of
$146,000  in cash and  approximately  $125,000  in value  of  stock  options  of
eDeploy.com,  Inc., a wholly owned subsidiary of the Company, or cash in lieu of stock options, all of which was paid to WhiteSpace as of February 2002.

            Mr. Robert H.  Friedman,  a director of the Company,  is a member of the law firm of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the  Company by such firm  during the last fiscal year did not exceed 5% of such firm's or the Company's revenues.

                                      -18-

                                   PROPOSAL 2

                      APPROVAL OF THE AMENDED AND RESTATED
                        1998 EMPLOYEE STOCK PURCHASE PLAN

            The Board of  Directors  has approved  for  submission  to a vote of stockholders  a proposal to approve the Amended and Restated 1998 Employee Stock
Purchase Plan (the "Purchase  Plan").  The Board of Directors  believes that the continued growth and  profitability of the Company depends,  in large part, upon the ability of the Company to maintain a competitive  position in attracting and retaining  key  personnel.  The  purpose of the  Purchase  Plan is to  encourage eligible  employees to acquire or increase  their  proprietary  interests in the
Company  through  the  purchase  of shares of Common  Stock  thereby  creating a greater  community  of  interest  between  the  Company's  stockholders  and its employees.  The Purchase Plan was initially funded with 750,000 shares of Common
Stock.  To enable the Board of  Directors  to continue to provide  employees  an opportunity  to  acquire  a  propriety  interest  in  the  Company  through  the acquisition  of its Common  Stock,  the Board  amended and restated the Purchase
Plan on May 21, 2001 to, among other things,  increase the authorized  number of shares  reserved for issuance  under such plan from 750,000  shares to 1,750,000 shares of Common Stock. A copy of the Purchase Plan is attached  hereto as Annex
A, with the amended terms contrasted with the plan prior to its amendment.

Administration
--------------

            The Purchase Plan is administered by the  Compensation  Committee of the Board of  Directors.  The  Compensation  Committee has the authority to make rules and regulations for the administration of the Purchase Plan.

Eligibility of Employees
------------------------

            All  employees  of the Company and its  participating  subsidiaries, including,  with  certain  limitations,  officers  or  directors  who  are  also employees,  are eligible to participate in the Purchase Plan, provided he or she
(i) is employed by the Company or any participating subsidiary on the applicable offering  commencement  date,  (ii) is regularly  employed by the Company or any participating  subsidiary  for more than 20 (twenty) hours per week and for five months or more in a calendar  year and (iii) has been employed by the Company or any  participating  subsidiary  for at least six (6)  consecutive  months on the applicable  offering  commencement date. As of March 8, 2002,  approximately 509 employees were eligible to participate in the Purchase Plan.  Unless  previously terminated  by the Board of  Directors,  the  Purchase  Plan will  terminate  on
January 31, 2008.

Purchase of Common Stock
------------------------

            The Purchase Plan permits  eligible  employees to purchase shares of
Common Stock at a discounted  price during each  offering  period.  The Purchase
Plan provides for four (4) offerings  every year (February 1st, May 1st,  August
1st and November  1st). An employee may elect to have a whole number  percentage from  1% to up to 15%  withheld  from  his or  her  base  pay  for  purposes  of purchasing shares under the Purchase Plan, subject to certain limitations on the maximum number of shares that may

                                      -19-

be  purchased.  The price at which shares may be purchased  during each offering will be the lower of (i) 85% of the average of the high and low sales  prices of the  Common  Stock as  reported  on such  market on the date  that the  offering commences  or (ii) 85% of the  average  of the high and low sales  prices of the
Common  Stock as reported on the  principal  market on which the Common Stock is listed on the date that the  offering  terminates.  The closing bid price of the
Company's  Common  Stock on the Nasdaq  National  Market on the Record  Date was
$1.04.

United States Income Tax Consequences
-------------------------------------

            The following is a brief  summary of certain of the U.S.  income tax consequences  of certain  transactions  under the Purchase Plan based on federal income tax laws  currently  in effect,  as required by U.S.  federal  securities laws. This summary applies to the Purchase Plan as normally  operated and is not intended to provide or supplement tax advice to eligible employees.  The summary contains  general  statements  based on current  federal  income  tax  statutes, regulations  and  current  available  interpretations  thereof  and thus  cannot encompass  all factors  which may affect the tax  consequences  to an individual participant.  Each participant is advised to address  specific  inquiries to his personal tax advisor or the Company's  local Purchase Plan  representative  with respect to any tax questions  that may arise in connection  with the purchase of shares under the Purchase Plan,  including any state or foreign tax consequences and the effect,  if any, of gift,  estate,  and inheritance  taxes. The Purchase
Plan is not  qualified  under  Section  401 of the Code.  The  Purchase  Plan is intended to be a qualified  employee stock purchase plan as described in Section
423 of the Code. The discussion  below applies only to participants who are U.S.
employees  subject to U.S. income tax laws.  Section  references are to the Code unless otherwise noted.

            Recognition of Taxable Income. A participant's payroll deductions to purchase  Common Stock under the Purchase  Plan are made on an after-tax  basis.
Upon receipt of an option to purchase  Common Stock under the Purchase Plan, the participant  does not report any income,  even  though the option  price is less than the market price of the Common Stock at the time; nor will the  participant recognize  income on the  exercise of the option and  acquisition  of the Common
Stock at a subsequent date. Only on the sale or other  disposition of the Common
Stock will the participant recognize taxable income.

            Sale or  Disposition  of Common Stock Two Years After Option  Grant.
Under Sections 421(a) and 423(a), as long as the disposition occurs two years or more  after  the  date  the  option  is  granted  to the  participant,  and  the participant  has held the Common Stock at least 12 months after  exercising  the option (the "Full Holding Period"),  a portion of any profit may be capital gain
(see discussion of Section 423(c) below).  Further,  the participant  must be an employee  continuously  during the period from the  granting of the option until three months before the option is exercised.  Under Section  421(c)(1)(A),  upon the death of the  participant,  the option may be exercised by the estate of the participant  or the  person to whom it  passes  under  the laws of  descent  and distribution to the same extent that it was exercisable by the participant.

                                      -20-

            Sale or  Disposition  of Common  Stock Within Two Years After Option
Grant.  Under Section  421(b),  a disposition of Common Stock acquired under the
Purchase  Plan during the two years  following  the option grant or the one year following exercise of the option removes the tax-favored status of the purchase.
As a result of such a "disqualifying  disposition,"  the participant  recognizes ordinary  compensation  income  in the  year  of the  disposition  equal  to the difference  between the market  price of the Common Stock on the date the option was exercised and the option price.

            Option Price Discount -- Ordinary Compensation Income. Under Section
423(c),  because  options will be granted  under the Purchase  Plan at an option price discounted from the market price,  once the participant has held the stock for the Full Holding Period such  participant must include in his or her taxable income as  ordinary  compensation  income  at time of the sale or other  taxable disposition  of the Common Stock  acquired  under the Purchase Plan, or upon the participant's death while still holding the Common Stock, the lesser of:

            1.      the amount,  if any, by which the market price of the Common
                    Stock when the option was granted  exceeds the option price;
                    or

            2.      the amount, if any, by which the Common Stock's market price at the time of such  disposition or death exceeds the option price.

            The tax basis of the Common Stock will be increased by the amount of the  ordinary  compensation  income  recognized  in this  respect.  This applies regardless  of whether the  participant  has held the stock for the Full Holding
Period.

            Employer's Tax Deduction.  The Company may not deduct the difference between the market  price of the Common  Stock and the option price unless there is a  disqualifying  disposition.  If the  participant  disposes of Common Stock acquired under the Purchase Plan in a disqualifying disposition, i.e., a failure to meet the Full  Holding  Period  requirement,  the  Company is  entitled  to a deduction  in the year of the  disposition  equal to the  ordinary  compensation income recognized by the participant.

Registration of Shares
----------------------

            The Company  filed a  registration  statement  on Form S-8 under the
Securities  Act with  respect to the  750,000  shares of Common  Stock  issuable pursuant to the Purchase Plan on March 27, 1998. The Company  subsequently filed a Form S-8 with  respect  to the  additional  1,000,000  shares of Common  Stock issuable pursuant to the Purchase Plan on October 10, 2001.

Required Vote
-------------

            The  affirmative  vote of the holders of a majority of the shares of
Common Stock present, in person or by Proxy, is required to approve the Purchase
Plan.  An  abstention,  withholding  of  authority  to vote or broker  non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in  determining  whether the  proposal  has  received  the  requisite stockholder vote.

                                      -21-

Recommendation of the Board of Directors
----------------------------------------

            The Board of  Directors  recommends a vote "FOR" the approval of the
Company's Amended and Restated 1998 Employee Stock Purchase Plan.

                                      -22-

                                   PROPOSAL 3

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            The Board of  Directors  has  appointed  Arthur  Andersen LLP as the
Company's  independent  public  accountants for the fiscal year ending April 30,
2002.  Although the  selection of auditors  does not require  ratification,  the
Board of Directors has directed that the  appointment of Arthur  Andersen LLP be submitted to  stockholders  for  ratification  due to the  significance of their appointment to the Company. If the stockholders do not ratify the appointment of
Arthur  Andersen LLP, the Board of Directors  will consider the  appointment  of other  independent  auditors.  A  representative  from  Arthur  Andersen  LLP is expected to be present at the Annual Meeting.  Such  representative will have an opportunity  to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

            Audit Fees:  The  aggregate  fees billed for  professional  services rendered by Arthur Andersen LLP for the audit of the annual financial statements of the  Company  for the fiscal  year ended April 30, 2001 and the review of the financial  statements  included in the Company's Forms 10-Q for such fiscal year were approximately $200,000.

            Financial  Information  Systems Design And  Implementation  Fees: No
fees were billed for professional  services  rendered by Arthur Andersen LLP for financial information systems design and implementation  services for the fiscal year ended April 30, 2001.

            All Other Fees: The aggregate  fees billed for services  rendered by
Arthur Andersen LLP, other than the services  referred to above,  for the fiscal year ended April 30, 2001 were approximately $100,000.

            The Audit  Committee has considered  whether the provision by Arthur
Andersen  LLP of the  services  covered by the fees other than the audit fees is compatible with maintaining Arthur Andersen LLP's independence and believes that it is compatible.

Required Vote
-------------

            The  affirmative  vote of the  holders  of a  majority  of shares of
Common Stock present, in person or by proxy, is required for ratification of the appointment of Arthur  Andersen LLP as independent  auditors of the Company.  An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an  "against"  vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors
----------------------------------------

            The Board of  Directors  of the Company  recommends a vote "FOR" the ratification  of the  appointment  of  Arthur  Andersen  LLP  as  the  Company's independent public accountants for the fiscal year ending April 30, 2002.

                                      -23-

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented  at the  Company's  annual  meeting of stockholders  for the year  ending  April 30, 2002 must be received by us at the
Company's  principal office no later than December 12, 2002 for inclusion in the proxy statement for that annual meeting.

                                  ANNUAL REPORT

            All  stockholders of record as of the Record Date have been sent, or are  concurrently  herewith being sent, a copy of the Company's Annual Report on
Form 10-K for the  fiscal  year  ended  April 30,  2001.  Such  report  contains certified consolidated statements of the Company and its subsidiaries for Fiscal
2001.

                                  OTHER MATTERS

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration  at the Annual  Meeting.  Should any other matter or matters which the  Company is not aware of a  reasonable  time before  this  solicitation,  be brought before the Annual Meeting,  the persons named in the accompanying  Proxy will have  discretionary  authority to vote,  or otherwise  act, with respect to such matters in accordance with their judgment.

                                             By Order of the Board of Directors,

                                             ISAAC GAON
                                             Acting Chief Financial Officer,
                                             Secretary and Treasurer

March 14, 2002

                                      -24-

                                     ANNEX A

                              DATATEC SYSTEMS, INC.

                              AMENDED AND RESTATED

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                             (EFFECTIVE MAY 9, 2001)

                              DATATEC SYSTEMS, INC.

                              AMENDED AND RESTATED

                        1998 EMPLOYEE STOCK PURCHASE PLAN

            1.  PURPOSE.  The Datatec  Systems,  Inc.  Amended and Restated 1998
Employee  Stock  Purchase  Plan (the "Plan") is intended to provide an incentive for employees of Datatec  Systems,  Inc. (the  "Company") and its  participating subsidiaries.  The Plan  permits  such  employees  to acquire or increase  their proprietary  interests  in the Company  through the purchase of shares of Common
Stock of the Company thereby  creating a greater  community of interest  between the Company's stockholders and its employees. The Plan is intended to qualify as an "Employee  Stock  Purchase  Plan" under  Sections 421 and 423 of the Internal
Revenue Code of 1986, as amended (the "Code").  The  provisions of the Plan will be construed in a manner  consistent  with the  requirements of such sections of the Code and the regulations issued thereunder.

            2.          DEFINITIONS. As used in this Plan,

            (a)  "Account"  means  each  separate   account   maintained  for  a
Participant  under  the  Plan,  collectively  or  individually  as  the  context requires, to which the amount of the Participant's payroll deductions authorized under Section 6 and purchases of Common Stock under Section 8 shall be credited, and any  distributions of shares of Common Stock under Section 9 and withdrawals under Section 10 shall be charged.

            (b) "Base Pay" means the base salary paid to an employee,  including commissions,  payments for overtime  and shift  differentials,  vacation pay and holiday pay. Base Pay shall exclude bonuses,  incentive compensation,  and other special payments,  fees, fringes,  allowances or extraordinary  compensation not specifically listed in the preceding sentence.

            (c) "Benefits Representative" means the employee benefits department of the Company or any such other person,  regardless  of whether  employed by an
Employer, who has been formally, or by operation or practice,  designated by the
Committee to assist the  Committee  with the  day-to-day  administration  of the
Plan.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Code" means the Internal Revenue Code of 1986, or any successor thereto,  as amended and in effect from time to time.  Reference  in the Plan to any Section of the Code shall be deemed to include any  amendments  or successor provisions to any Section and any treasury regulations thereunder.

            (f) "Committee"  means the Compensation  Committee of the Board. The
Board  shall  have the  power to fill  vacancies  on the  Committee  arising  by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate  the  powers and duties of the  Committee  among one or more  separate
Committees,  or  retain  all  powers  and  duties of the  Committee  in a single
Committee.  The members of the  Committee  shall serve at the  discretion of the
Board.

            (g)  "Common  Stock" or "Stock"  means the common  stock,  $.001 par value per share, of the Company.

            (h) "Company" means Datatec Systems,  Inc., a Delaware  corporation, and any successor thereto.

            (i)  "Disability"  means any complete and  permanent  disability  as defined in Section 22(e)(3) of the Code.

            (j)  "Effective  Date" means May 9, 2001,  the inception date of the
Plan.

            (k)  "Employee"  means any employee  who is currently in  Employment with an Employer.

            (l) "Employer" means the Company, its successors,  any future parent
(as defined in Section 424(e) of the Code) and each current or future Subsidiary which has been  designated  by the  Board or the  Committee  as a  participating employer in the Plan.

            (m)  "Employment"  means Employment as an employee or officer by the
Company or a Subsidiary as designated in such entity's  payroll  records,  or by any corporation  issuing or assuming rights or obligations under the Plan in any transaction  described in Section 424(a) of the Code or by a parent  corporation or a subsidiary  corporation of such  corporation.  In this regard,  neither the transfer of a  Participant  from  Employment  by the Company to  Employment by a
Subsidiary, nor the transfer of a Participant from Employment by a Subsidiary to
Employment by the Company,  shall be deemed to be a termination of Employment of the Participant.  Moreover,  the Employment of a Participant shall not be deemed to have been terminated  because of absence from active Employment on account of temporary  illness or during  authorized  vacation,  temporary leaves of absence from  active  Employment  granted  by  Company or a  Subsidiary  for  reasons of professional  advancement,  education,  health, or government service, or during military leave for any period if the  Participant  returns to active  Employment within 90 days after the  termination  of military  leave,  or during any period required to be treated as a leave of absence  which,  by virtue of any valid law or agreement, does not result in a termination of Employment.

            Any worker treated as an independent  contractor by the Employer who is later  re-classified  as a  common-law  employee  shall not be in  Employment during any  period in which  such  worker  was  treated  by the  Employer  as an independent contractor. Any "leased employee," as described in Section 414(n) of the Code, shall not be deemed an Employee hereunder.

            (n) "Entry Date" means the first day of each Fiscal Quarter.

            (o)  "Fiscal   Quarter"  means  a   three-consecutive-month   period
beginning on each August 1, November 1, February 1, and May 1, during the period beginning on the Effective Date until the Plan is terminated.

                                       -2-

            (p) "Market Price" means, subject to the next paragraph,  the market value of a share of Stock on any  date,  which  shall be  determined  as (i) the closing  sales price on the  immediately  preceding  business  day of a share of
Stock as reported on the New York Stock Exchange or other  principal  securities exchange on which shares of Stock are then listed or admitted to trading or (ii)
if not so  reported,  the average of the highest and lowest  sales  prices for a share  of Stock on the  immediately  preceding  business  day as  quoted  on the
National Association of Securities Dealers Automated Quotation System ("NASDAQ")
or any  successor  system  then in use,  or (iii) if not quoted on  NASDAQ,  the average of the  closing  bid and asked  prices for a share of Stock as quoted by the Pink Sheets,  LLC's "Pink Sheets" or the National  Association of Securities
Dealers' OTC Bulletin  Board System.  If the price of a share of Stock shall not be so reported  pursuant to the  previous  sentence,  the fair market value of a share of Stock shall be determined by the Committee in its  discretion  provided that such method is appropriate  for purposes of an employee stock purchase plan under Section 423 of the Code.

            Notwithstanding  the  previous  paragraph  of this  definition,  the
Market Price of a share of Stock solely for purposes of  determining  the option price on the first or last day of the Fiscal Quarter in accordance  with Section
7(b) shall be based on the  Market  Price on the first or last day of the Fiscal
Quarter, as applicable,  and not on the immediately  preceding business day. For example, if the Stock is traded on the New York Stock Exchange, when determining the option price under Section 7(b) at which shares of Stock are purchased,  the
Market  Price for  determining  this option price shall be based on the lower of
(i) the closing sales price of a share of Stock on the first business day of the
Fiscal  Quarter or (ii) the closing  sales price of a share of Stock on the last business day of the Fiscal Quarter.

            (q)  "Participant"  means any  Employee  who  meets the  eligibility requirements  of Section 3 and who has  elected to and is  participating  in the
Plan.

            (r) "Plan" means the Datatec Systems, Inc. Amended and Restated 1998
Employee Stock Purchase Plan, as set forth herein, and all amendments hereto.

            (s) "Stock" means the Common Stock (as defined above).

            (t) "Subsidiary"  means any domestic or foreign  corporation  (other than the Company) (i) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of corporations  beginning with the Company if, at the time of the  granting of the  option,  each of the  corporations  other than the last corporation in the unbroken chain owns stock  possessing  fifty percent (50%) or more of the total  combined  voting power of all classes of capital stock in one of the other  corporations  in such chain and (ii) which has been  designated by the Board or the  Committee as a  corporation  whose  Employees  are eligible to participate in the Plan.

            3.          ELIGIBILITY.

            (a)  Eligibility   Requirements.   Participation   in  the  Plan  is
voluntary.  Each Employee who has completed at least six (6) consecutive  months of continuous Employment with an Employer (calculated from his last date of hire to the  termination  of his  Employment  for any  reason)  shall be  eligible to participate in the Plan on the first

                                       -3-

day of the  payroll  period  commencing  on or after the  Effective  Date or, if later,  the  Entry  Date on which  the  Employee  satisfies  the  aforementioned eligibility  requirements.  Each Employee whose Employment terminates and who is rehired  by an  Employer  shall be  treated as a new  Employee  for  eligibility purposes under the Plan,  provided,  however,  that if an Employee is rehired by
Employer  prior  to  the  expiration  of  three  months  following  his  or  her termination,  such employee shall not be a new Employee for eligibility purposes under the Plan.

            (b)  Limitations  on  Eligibility.  Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan:

                        (i) if,  immediately after the grant, the Employee would
            own  stock,  and/or  hold  outstanding  options to  purchase  stock, possessing  five percent (5%) or more of the total  combined  voting power or  value of all  classes  of stock of the  Company  or of any
            Subsidiary;

                        (ii) which  permits  the  Employee's  rights to purchase
            stock under this Plan and all other  employee  stock  purchase plans
            (within  the  meaning of Section 423 of the Code) of the Company and its  Subsidiaries  to accrue at a rate which exceeds  $25,000 of the fair market value of the stock  (determined  at the time such option is granted) for each fiscal year in which such option is outstanding at any time, all as determined in accordance with Section  423(b)(8)
            of the Code;

                        (iii) if the Employee's customary Employment is 20 hours
            or less per week; or

                        (iv) if the  Employee is employed for less than 5 months
            in a calendar year.

For purposes of Section  3(b)(i) above,  pursuant to Section 424(d) of the Code,
(i) the Employee with respect to whom such limitation is being  determined shall be considered as owning the stock owned,  directly or indirectly,  by or for his brothers and sisters  (whether by the whole or half blood),  spouse,  ancestors, and lineal descendants;  and (ii) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately  by or for its  shareholders,  partners,  or  beneficiaries.  In addition,  for purposes of Section 3(b)(ii) above, pursuant to Section 423(b)(8)
of the Code,  (i) the right to purchase  stock under an option  accrues when the option (or any portion  thereof) first becomes  exercisable  during the calendar year,  (ii) the right to  purchase  stock  under an option  accrues  at the rate provided  in the  option  but in no case may such rate  exceed  $25,000  of fair market value of such stock  (determined  at the time such option is granted) for any one  calendar  year,  and (iii) a right to purchase  stock which has accrued under one option  granted  pursuant  to the Plan may not be carried  over to any other option.

            4. SHARES  SUBJECT TO THE PLAN. The total number of shares of Common
Stock that upon the exercise of options  granted  under the Plan will not exceed one  million  seven  hundred  fifty  thousand  (1,750,000)  shares  (subject  to adjustment as provided in Section 17), and such shares may be originally  issued shares, treasury shares,  reacquired shares, shares bought in the market, or any combination  of the foregoing.  If any option which has been granted  expires or terminates for any reason without having been exercised in full, the unpurchased shares will again become  available  for purposes of the Plan.  Any shares which are not subject to  outstanding  options upon the  termination of the Plan shall cease to be subject to the Plan.

                                       -4-

            5.          PARTICIPATION.

            (a) Payroll Deduction  Authorization.  An Employee shall be eligible to participate in the Plan as of the first Entry Date following such  Employee's satisfaction  of the eligibility  requirements  of Section 3, or, if later,  the first Entry Date following the date on which the Employee's Employer adopted the
Plan.  At least  10 days  (or such  other  period  as may be  prescribed  by the
Committee  or a  Benefits  Representative)  prior to the first  Entry Date as of which an Employee is eligible to  participate  in the Plan,  the Employee  shall execute and deliver to the Benefits  Representative,  on the form prescribed for such purpose, an authorization for payroll deductions which specifies his chosen rate of payroll  deduction  contributions  pursuant to Section 6, and such other information  as is required to be  provided by the  Employee on such  enrollment form. The enrollment  form shall authorize the Employer to reduce the Employee's
Base Pay by the amount of such authorized contributions.  To the extent provided by the Committee or a Benefits  Representative,  each Participant  shall also be required to open a stock brokerage  account with a brokerage firm which has been engaged  to  administer  the  purchase,  holding  and sale of  Common  Stock for
Accounts  under the Plan and, as a condition  of  participation  hereunder,  the
Participant shall be required to execute any form required by the brokerage firm to open and maintain such brokerage account.

            (b) Continuing  Effect of Payroll Deduction  Authorization.  Payroll
deductions  for a  Participant  will  commence  with the  first  payroll  period beginning after the Participant's  authorization for payroll  deductions becomes effective, and will end with the payroll period that ends when terminated by the
Participant  in  accordance  with  Section  6(c)  or due to his  termination  of
Employment in accordance  with Section 11.  Payroll  deductions  will also cease when the  Participant  is suspended  from  participation  due to a withdrawal of payroll  deductions in accordance  with Section 10. When applicable with respect to  Employees  who are paid on a  hourly  wage  basis,  the  authorized  payroll deductions  shall be withheld from wages when actually paid following the period in which the compensatory  services were rendered.  Only payroll deductions that are credited to the  Participant's  Account  during the Fiscal  Quarter shall be used to purchase  Common Stock pursuant to Section 8 regardless of when the work was performed.

            (c) Employment  and  Stockholders  Rights.  Nothing in the Plan will confer on a  Participant  the right to continue in the employ of the Employer or will limit or restrict the right of the Employer to terminate the  Employment of a Participant  at any time with or without  cause.  A  Participant  will have no interest in any Common Stock to be  purchased  under the Plan or any rights as a stockholder  with respect to such Stock until the Stock has been  purchased  and credited to the Participant's Account.

            6.          PAYROLL DEDUCTIONS.

            (a) Participant  Contributions by Payroll Deductions.  At the time a
Participant files his payroll deduction authorization form, the Participant will elect to have deductions made from the  Participant's  Base Pay for each payroll period such  authorization is in effect in whole  percentages at the rate of not less than 1% nor more than 15% of the Participant's Base Pay.

                                       -5-

            (b)  No  Other  Participant  Contributions  Permitted.  All  payroll deductions made for a Participant shall be credited to the Participant's Account under the Plan. A  Participant  may not make any separate cash payment into such
Account.

            (c) Changes in Participant Contributions. Subject to Sections 10 and
22, a Participant may increase,  decrease, suspend, or resume payroll deductions under the Plan by giving written notice to a designated Benefits  Representative at such time and in such form as the  Committee or Benefits  Representative  may prescribe from time to time. Such increase,  decrease,  suspension or resumption shall  be  effective  as of the  first  day of the  payroll  period  as  soon as administratively  practicable after receipt of the Participant's written notice, but not earlier than the first day of the payroll  period of the Fiscal  Quarter next following receipt and acceptance of such form. Notwithstanding the previous sentence,  a Participant may completely  discontinue  contributions  at any time during a Fiscal Quarter,  effective as of the first day of the payroll period as
soon  as   administratively   practicable   following   receipt   of  a  written
discontinuance  notice from the  Participant  on a form provided by a designated
Benefits  Representative.   Following  a  discontinuance  of  contributions,   a
Participant  cannot  authorize any payroll  contributions to his Account for the remainder of the Fiscal Quarter in which the discontinuance was effective.

            7.          GRANTING OF OPTION TO PURCHASE STOCK.

            (a)  Quarterly  Grant  of  Options.   For  each  Fiscal  Quarter,  a
Participant  shall be deemed to have been granted an option to purchase,  on the first day of the Fiscal Quarter,  as many whole and fractional  shares as may be purchased  with the payroll  deductions  (and any cash  dividends as provided in
Section 8) credited to the Participant's Account during the Fiscal Quarter.

            (b) Option  Price.  The option price of the Common  Stock  purchased with the amount credited to the Participant's Account during each Fiscal Quarter shall be the lower of:

                        (i) 85% of the  Market  Price of a share of Stock on the
            first day of the Fiscal Quarter; or

                        (ii) 85% of the Market  Price of a share of Stock on the
            last day of the Fiscal Quarter.

            Only the Market Price as of the first day of the Fiscal  Quarter and the  last  day of the  Fiscal  Quarter  shall  be  considered  for  purposes  of determining the option purchase price;  interim  fluctuations  during the Fiscal
Quarter shall not be considered.

            8.          EXERCISE OF OPTION.

            (a) Automatic Exercise of Options.  Unless a Participant has elected to withdraw payroll  deductions in accordance with Section 10, the Participant's option for the purchase of Common  Stock shall be deemed to have been  exercised automatically  as of the last day of the Fiscal  Quarter for the purchase of the number of whole and  fractional  shares of Common  Stock  which the  accumulated payroll  deductions  (and cash  dividends  on the Common  Stock as  provided  in
Section  8(b)) in the  Participant's  Account at that time will  purchase at the applicable option price.  Fractional shares may not be issued under the Plan. As of the  last day of each  Fiscal  Quarter,  the  balance  of each  Participant's
Account  shall be applied to purchase the number of whole Stock as determined by dividing the balance of such

                                       -6-

Participant's Account as of such date by the option price determined pursuant to
Section  7(b).  The  Participant's  Account  shall be debited  accordingly.  Any balance in a Participant's  stock purchase  account which was not applied to the purchase of Common Stock  because it was less than the purchase  price of a full share shall remain in the  Participant's  stock purchase  account and be carried over to the succeeding Fiscal Quarter.  The Committee or its delegate shall make all  determinations  with respect to  applicable  currency  exchange  rates when applicable.

            (b) Dividends  Generally.  Cash  dividends  paid on shares of Common
Stock which have not been delivered to the Participant pending the Participant's request for  delivery  pursuant  to Section  9(c),  shall be  combined  with the
Participant's  payroll deductions and applied to the purchase of Common Stock at the end of the Fiscal Quarter in which the cash dividends are received,  subject to the  Participant's  withdrawal rights set forth in Section 10. Dividends paid in the form of shares of Common Stock or other securities with respect to shares that have been  purchased  under the Plan,  but which have not been delivered to the  Participant,  shall be  credited  to the shares  that are  credited  to the
Participant's Account.

            (c) Pro-rata  Allocation of Available Shares. If the total number of shares to be purchased  under option by all  Participants  exceeds the number of shares authorized under Section 4, a pro-rata allocation of the available shares shall be made among all Participants  authorizing such payroll  deductions based on the amount of their respective payroll deductions through the last day of the
Fiscal Quarter.

            9.          OWNERSHIP AND DELIVERY OF SHARES.

            (a)  Beneficial  Ownership.  A Participant  shall be the  beneficial owner of the shares of Common Stock  purchased under the Plan on exercise of his option and will have all rights of  beneficial  ownership  in such  shares.  Any
dividends   paid  with   respect  to  such  shares  shall  be  credited  to  the
Participant's  Account and applied as provided in Section 8 until the shares are delivered to the Participant.

            (b)  Registration  of Stock.  Stock to be delivered to a Participant under the Plan shall be  registered  in the name of the  Participant,  or if the
Participant   so  directs  by  written   notice  to  the   designated   Benefits
Representative  or  brokerage  firm,  if any,  prior  to the  purchase  of Stock hereunder,  in the names of the  Participant and one such other person as may be designated by the  Participant,  as joint tenants with rights of survivorship or as tenants by the  entireties,  to the extent  permitted by applicable  law. Any such designation shall not apply to shares purchased after a Participant's death by the  Participant's  beneficiary  or estate,  as the case may be,  pursuant to
Section  11(b).  If a  brokerage  firm is engaged by the  Company to  administer
Accounts under the Plan, such firm shall provide such account registration forms as are necessary for each  Participant to open and maintain a brokerage  account with such firm.

            (c) Delivery of Stock Certificates. The Company, or a brokerage firm or other entity  selected by the Company,  shall  deliver to each  Participant a certificate  for  the  number  of  shares  of  Common  Stock  purchased  by  the
Participant  hereunder  as soon as  practicable  after the close of each  Fiscal
Quarter.   Alternatively,   in  the  discretion  of  the  Committee,  the  stock
certificate may be delivered to a

                                       -7-

designated  stock brokerage  account  maintained for the Participant and held in
"street  name" in order  to  facilitate  the  subsequent  sale of the  purchased shares.

            (d)  Regulatory  Approval.  In the event the  Company is required to obtain  from  any  commission  or  agency  the  authority  to  issue  any  stock certificate  hereunder,  the Company  shall seek to obtain such  authority.  The inability  of the  Company  to obtain  from any such  commission  or agency  the authority  which counsel for the Company deems necessary for the lawful issuance of any  such  certificate  shall  relieve  the  Company  from  liability  to any
Participant,  except to  return to the  Participant  the  amount of his  Account balance used to exercise the option to purchase the affected shares.

            10.  WITHDRAWAL OF PAYROLL  DEDUCTIONS.  At any time during a Fiscal
Quarter,  but in no event later than 15 days (or such shorter  prescribed by the
Committee  or a  Benefits  Representative)  prior to the last day of the  Fiscal
Quarter,  a  Participant  may elect to abandon his  election to purchase  Common
Stock  under  the  Plan.   By  written   notice  to  the   designated   Benefits
Representative  on a form provided for such purpose,  the  Participant  may thus elect to withdraw all of the  accumulated  balance in his Account being held for
the  purchase  of  Common  Stock  in  accordance  with  Section  8(b).   Partial
withdrawals  will  not be  permitted.  All  such  amounts  shall  be paid to the
Participant as soon as administratively practical after receipt of his notice of withdrawal.  After receipt and acceptance of such withdrawal  notice, no further payroll deductions shall be made from the Participant's Base Pay beginning as of the next payroll period during the Fiscal Quarter in which the withdrawal notice is received.  The  Committee,  in its  discretion,  may  determine  that amounts otherwise  withdrawable  hereunder by Participants  shall be offset by an amount that the  Committee,  in its  discretion,  determines  to be  reasonable to help defray the administrative costs of effecting the withdrawal,  including, without
limitation,   fees  imposed  by  any  brokerage  firm  which   administers  such
Participant's Account. After a withdrawal, an otherwise eligible Participant may resume  participation in the Plan as of the first day of the Fiscal Quarter next following  his  delivery of a payroll  deduction  authorization  pursuant to the procedures prescribed in Section 5(a).

            11.         TERMINATION OF EMPLOYMENT.

            (a) General Rule. Upon termination of a Participant's Employment for any reason, his participation in the Plan will immediately terminate.

            (b)  Termination  Due to  Retirement,  Death or  Disability.  If the
Participant's termination of Employment is due to (i) retirement from Employment on or after  his  attainment  of age 65,  (ii)  death or (iii)  Disability,  the
Participant (or the Participant's  personal  representative or legal guardian in the event of Disability, or the Participant's beneficiary (as defined in Section
14) or the  administrator  of his will or executor of his estate in the event of death), will have the right to elect, either to:

                        (i)  Withdraw all of the cash and shares of Common Stock
            credited to the Participant's Account as of his termination date; or

                        (ii) Exercise the Participant's  option for the purchase
            of  Common  Stock on the last day of the  Fiscal  Quarter  (in which termination of Employment  occurs) for the purchase of the number of shares  of  Common  Stock  which the cash  balance  credited  to the
            Participant's Account

                                       -8-

            as of the date of the  Participant's  termination of Employment will purchase at the applicable option price.

            The Participant (or, if applicable,  such other person designated in the first  paragraph  of this Section  11(b)) must make such  election by giving written notice to the Benefits Representative at such time and in such manner as prescribed from time to time by the Committee or Benefits Representative. In the event that no such  written  notice of  election  is  received  by the  Benefits
Representative  within 30 days of the  Participant's  termination  of Employment date, the Participant (or such other  designated  person) will  automatically be deemed to have elected to withdraw the balance in the  Participant's  Account as of his termination date.  Thereafter,  any accumulated cash and shares of Common
Stock credited to the Participant's  Account as of his termination of Employment date  shall  be  delivered  to or on  behalf  of  the  Participant  as  soon  as administratively practicable.

            (c) Termination Other Than for Retirement, Death or Disability. Upon
termination of a Participant's  Employment for any reason other than retirement, death,  or  Disability  pursuant  to Section  11(b),  the  participation  of the
Participant in the Plan will immediately terminate.  Thereafter, any accumulated cash and shares of Common Stock credited to the Participant's  Account as of his termination of Employment  date shall be delivered to the Participant as soon as administratively practicable.

            (d) Rehired Employees.  Any Employee whose Employment terminates and who is  subsequently  rehired by an Employer  shall be treated as a new Employee for purposes of eligibility to participate in the Plan.

            12. INTEREST. No interest shall be paid or allowed on any money paid into the Plan or credited to the Account of any Participant.

     13.    ADMINISTRATION OF THE PLAN.

            (a) No Participation in Plan by Committee Members. No options may be granted  under the Plan to any  member of the  Committee  during the term of his membership on the Committee.

            (b)  Authority of the  Committee.  Subject to the  provisions of the
Plan, the Committee  shall have the plenary  authority to (a) interpret the Plan and all  options  granted  under  the  Plan,  (b)  make  such  rules as it deems necessary  for the  proper  administration  of the  Plan,  (c)  make  all  other determinations  necessary or advisable for the  administration  of the Plan, and
(d) correct any defect or supply any omission or reconcile any  inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems advisable.  Any action taken or  determination  made by the  Committee  pursuant to this and the other  provisions  of the Plan shall be conclusive  on all  parties.  The  act or  determination  of a  majority  of the
Committee shall be deemed to be the act or  determination  of the Committee.  By
express   written   direction,   or  by  the   day-to-day   operation   of  Plan
administration,  the Committee may delegate the authority and responsibility for the day-to-day  administrative  or  ministerial  tasks of the Plan to a Benefits
Representative, including a brokerage firm or other third party engaged for such purpose.

                                       -9-

            (c) Meetings.  The Committee  shall  designate a chairman from among its members to preside at its meetings,  and may designate a secretary,  without regard to whether that person is a member of the  Committee,  who shall keep the minutes of the  proceedings.  Meetings shall be held at such times and places as shall be determined  by the  Committee,  and the  Committee may hold  telephonic meetings.  The Committee may take any action  otherwise proper under the Plan by the affirmative vote of a majority of its members, taken at a meeting, or by the affirmative  vote of all of its members taken  without a meeting.  The Committee may  authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

            (d) Decisions Binding.  All determinations and decisions made by the
Committee  shall be made in its  discretion  pursuant to the  provisions  of the
Plan, and shall be final,  conclusive  and binding on all persons  including the
Company, Participants, and their estates and beneficiaries.

            (e) Expenses of Committee.  The Committee may employ legal  counsel, including,  without limitation,  independent legal counsel and counsel regularly employed  by the  Company,  consultants  and  agents as the  Committee  may deem appropriate for the  administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel,  consultant or agent. All expenses  incurred by the Committee in interpreting and  administering the Plan, including, without limitation,  meeting expenses and professional fees, shall be paid by the Company.

            (f)  Indemnification.  Each  person  who is or was a  member  of the
Committee shall be indemnified by the Company against and from any damage, loss, liability,  cost and expense that may be imposed upon or reasonably  incurred by him in connection with or resulting from any claim,  action, suit, or proceeding to  which he may be a party or in which  he may be  involved  by  reason  of any action  taken or  failure  to act  under the  Plan,  except  for any such act or omission constituting willful misconduct or gross negligence.  Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's  approval,  or paid by him in satisfaction of any judgment in any such action,  suit,  or proceeding  against him,  provided he shall give the
Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws,  as a matter of law, or otherwise,  or any power that the Company may have to indemnify them or hold them harmless.

            14.  DESIGNATION OF BENEFICIARY.  At such time, in such manner,  and using such form as shall be  prescribed  from time to time by the Committee or a
Benefits  Representative,  a  Participant  may file a written  designation  of a beneficiary  who is to receive  any Common  Stock  and/or  cash  credited to the
Participant's   Account  at  the   Participant's   death.  Such  designation  of
beneficiary  may be changed  by the  Participant  at any time by giving  written notice  to the  Benefits  Representative  at  such  time  and in  such  form  as prescribed.  Upon the  death  of a  Participant,  and  receipt  by the  Benefits
Representative  of  proof  of the  identity  at  the  Participant's  death  of a beneficiary validly designated under the Plan, the Benefits  Representative will take  appropriate  action to ensure delivery of such Common Stock and/or cash to such beneficiary.  In the event of the death of a Participant and the absence of a  beneficiary  validly  designated  under the Plan who is living at the time of such  Participant's  death,  the Benefits  Representative  will take appropriate action to ensure delivery of such Common Stock and/or cash to the

                                      -10-

executor  or  administrator  of the  estate  of the  Participant,  or if no such executor or  administrator  has been appointed (to the knowledge of the Benefits
Representative),  the Committee, in its discretion,  may direct delivery of such
Common Stock and/or cash to the spouse or to any one or more  dependents  of the
Participant  as the Committee may designate in its  discretion.  No  beneficiary will, prior to the death of the Participant,  acquire any interest in any Common
Stock or cash credited to the Participant's Account.

            15. TRANSFERABILITY. No amounts credited to a Participant's Account, whether cash or Common  Stock,  nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan, may be assigned,  transferred, pledged,  or otherwise  disposed of in any way by the Participant  other than by will or the laws of descent and  distribution.  Any such  attempted  assignment, transfer, pledge, or other disposition shall be void and without effect.

            Each option shall be exercisable, during the Participant's lifetime, only by the  Employee  to whom the option was  granted.  The  Company  shall not recognize,  and shall be under no duty to recognize, any assignment or purported assignment by an employee of his option or of any rights under his option.

            16. NO RIGHTS OF STOCKHOLDER UNTIL CERTIFICATE  ISSUED. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder,  and the optionee shall not have any of the rights or privileges of a stockholder. An optionee shall have the rights and privileges of a stockholder when,  but not until,  a certificate  for shares has been issued to the optionee following exercise of his option.

            17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Board shall make or provide for such  adjustments  in the maximum  number of shares  specified in
Section  4 and the  number  and  option  price  of  shares  subject  to  options outstanding  under the Plan as the  Board  shall  determine  is  appropriate  to prevent  dilution or  enlargement of the rights of  Participants  that otherwise would result from any stock dividend,  stock split, stock exchange,  combination of shares,  recapitalization  or other  change in the capital  structure  of the
Company, merger, consolidation,  spin-off of assets, reorganization,  partial or complete liquidation, issuance of rights or warrants to purchase securities, any other  corporate  transaction  or event  having an effect  similar to any of the foregoing.

            In the  event  of a  merger  of one or more  corporations  into  the
Company, or a consolidation of the Company and one or more corporations in which the  Company  shall  be  the  surviving  corporation,  each  Participant,  at no additional  cost,  shall be  entitled,  upon his  payment for all or part of the
Common  Stock  purchasable  by him under the Plan,  to receive  (subject  to any required action by shareholders) in lieu of the number of shares of Common Stock which he was  entitled to  purchase,  the number and class of shares of stock or other  securities to which such holder would have been entitled  pursuant to the terms of the agreement of merger or consolidation if,  immediately prior to such merger or consolidation, such holder had been the holder of record of the number of shares of  Common  Stock  equal to the  number of shares  purchasable  by the
Participant hereunder.

            If  the  Company  shall  not  be the  surviving  corporation  in any reorganization,  merger or consolidation (or survives only as a subsidiary of an entity other than a previously  wholly-owned  subsidiary of the Company),  or if the Company is to be dissolved or  liquidated or sell  substantially  all of its assets or stock to another corporation or other entity, then, unless a surviving corporation assumes

                                      -11-

or  substitutes  new options  (within the meaning of Section 424(a) of the Code)
for all options then outstanding,  (i) the date of exercise for all options then outstanding  shall be accelerated  to dates fixed by the Committee  prior to the effective date of such corporate event,  (ii) a Participant may, at his election by written notice to the Company,  either (x) withdraw from the Plan pursuant to
Section  10  and  receive  a  refund  from  the  Company  in the  amount  of the accumulated cash and Stock balance in the Participant's  Account, (y) exercise a portion of his  outstanding  options as of such exercise date to purchase shares of Stock, at the option price, to the extent of the balance in the Participant's
Account,  or (z) exercise in full his  outstanding  options as of such  exercise date to purchase  shares of Stock,  at the option price,  which  exercise  shall require such  Participant to pay the related option price,  and (iii) after such effective  date any  unexercised  option shall  expire.  The date the  Committee selects for the exercise date under the preceding sentence shall be deemed to be the exercise date for purposes of computing the option price per share of Stock.
If the  Participant  elects to exercise all or any portion of the  options,  the
Company shall deliver to such Participant a stock certificate issued pursuant to
Section  9(d) for the  number of  shares of Stock  with  respect  to which  such options were exercised and for which such Participant has paid the option price.
If the Participant fails to provide the notice set forth above within three days after the exercise  date  selected by the  Committee  under this Section 17, the
Participant  shall be  conclusively  presumed to have requested to withdraw from the Plan and receive  payment of the  accumulated  balance of his  Account.  The
Committee  shall take such steps in  connection  with such  transactions  as the
Committee  shall deem  necessary or appropriate to assure that the provisions of this Section 17 are effectuated for the benefit of the Participants.

            Except as  expressly  provided in this  Section 17, the issue by the
Company of shares of stock of any class, or securities  convertible  into shares of stock of any class,  for cash or  property,  or for labor or services  either upon  direct  sale or upon the  exercise  of rights  or  warrants  to  subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other  securities,  shall not affect,  and no  adjustment by reason  thereof  shall be made with respect to, the number or price of shares of
Stock then available for purchase under the Plan.

            18. PLAN EXPENSES;  USE OF FUNDS;  NO INTEREST PAID. The expenses of the Plan shall be paid by the Company  except as  otherwise  provided  herein or under the  terms and  conditions  of any  agreement  entered  into  between  the
Participant  and any brokerage  firm engaged to administer  Accounts.  All funds received or held by the Company  under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose.  No interest shall be paid to any Participant or credited to his Account under the Plan.

            19. TERM OF THE PLAN.  The Plan shall become  effective as of May 9,
2001,  subject to approval by the  holders of the  majority of the Common  Stock present  and  represented  at a  special  or  annual  meeting  of the  Company's stockholders held on or before 12 months from May 9, 2001.

            Except with respect to options then  outstanding,  if not terminated sooner under the  provisions of Section 20, no further  options shall be granted under the Plan at the earlier of (i) January 31, 2008, or (ii) the point in time when no shares of Stock reserved for issuance under Section 4 are available.

                                      -12-

            20.  AMENDMENT OR  TERMINATION OF THE PLAN. The Board shall have the plenary authority to terminate or amend the Plan;  provided,  however,  that the
Board shall not,  without the approval of the  stockholders of the Company,  (a)
increase  the  maximum  number  of shares  which  may be  issued  under the Plan pursuant to Section 4, (b) amend the  requirements  as to the class of employees eligible  to  purchase  Stock  under the Plan,  or (c) permit the members of the
Committee to purchase  Stock under the Plan. No  termination,  modification,  or amendment of the Plan shall  adversely  affect the rights of a Participant  with respect to an option  previously  granted to him under such  option  without his written consent.

            In addition,  to the extent that the Committee  determines  that, in the opinion of counsel,  (a) the listing for  qualification  requirements of any national  securities  exchange or quotation system on which the Company's Common
Stock is then listed or quoted, or (b) the Code or Treasury  regulations  issued thereunder,  require  stockholder  approval in order to maintain compliance with such listing or  qualification  requirements  or to maintain any  favorable  tax advantages or qualifications, then the Plan shall not be amended by the Board in such respect  without first  obtaining  such required  approval of the Company's stockholders.

            21. SECURITIES LAWS RESTRICTIONS ON EXERCISE.  The Committee may, in
its  discretion,  require as  conditions  to the exercise of any option that the shares of Common Stock  reserved  for  issuance  upon the exercise of the option shall have been duly listed,  upon  official  notice of  issuance,  upon a stock exchange, and that either:

            (a) a  Registration  Statement  under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

            (b) the participant  shall have represented at the time of purchase, in form and substance  satisfactory to the Company,  that it is his intention to purchase the Stock for investment and not for resale or distribution.

            22. SECTION 16 COMPLIANCE.  The Plan, and transactions  hereunder by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"),  are intended to comply with all applicable  conditions of
Rule 16b-3 or any successor exemption  provision  promulgated under the Exchange
Act. To the extent that any provision of the Plan or any action by the Committee or the Board fails, or is deemed to fail, to so comply, such provision or action shall  be null  and void but  only to the  extent  permitted  by law and  deemed advisable by the Committee in its discretion.

            23. WITHHOLDING AND PAYROLL TAXES.  Notwithstanding anything in this
Plan to the contrary,  whenever an option is exercised  pursuant to Section 8 or whenever  shares of Stock  that were  received  upon the  exercise  of an option granted  under the Plan are  disposed of , the  Company  shall have the right to require the Participant to remit to the Company in cash an amount  sufficient to satisfy  federal,  state and local  withholding  and  payroll  (employment)  tax requirements, if

                                      -13-

any,  attributable  to such exercise or disposition  prior to  authorizing  such exercise  or  disposition  or  permitting  the  delivery of any  certificate  or certificates with respect thereto

            24. NO  RESTRICTION  ON  CORPORATE  ACTION.  Subject to Section  20,
nothing  contained  in the Plan shall be  construed  to prevent the Board or any
Employer from taking any corporate  action which is deemed by the Employer to be appropriate  or in its best  interest,  whether or not such action would have an adverse  effect on the Plan or any option  granted  under the Plan. No Employee, beneficiary  or other  person  shall have any claim  against  any  Employer as a result of any such action.

            25. USE OF FUNDS. The Employers shall promptly  transfer all amounts withheld  under  Section 6 to the Company or to any  brokerage  firm  engaged to administer Accounts, as directed by the Company. All payroll deductions received or held by the  Company  under  the  Plan  may be  used by the  Company  for any corporate  purpose,  and the Company will not be  obligated  to  segregate  such payroll deductions.

            26.         MISCELLANEOUS.

            (a) Options Carry Same Rights and Privileges. To the extent required to comply  with the  requirements  of  Section  423 of the Code,  all  Employees granted  options  under the Plan to  purchase  Common  Stock shall have the same rights and privileges hereunder.

            (b) Headings.  Any headings or subheadings in this Plan are inserted for  convenience of reference only and are to be ignored in the  construction or interpretation of any provisions hereof.

            (c) Gender and Tense.  Any words herein used in the masculine  shall be read and  construed in the feminine when  appropriate.  Words in the singular shall be read and  construed  as  though in the  plural,  and  vice-versa,  when appropriate.

            (d)  Governing  Law.  This Plan shall be governed  and  construed in accordance with the laws of the State of Delaware to the extent not preempted by federal law.

            (e) Regulatory Approvals and Compliance. The Company's obligation to sell and  deliver  Common  Stock  under the Plan is at all times  subject to all approvals of and compliance  with the (i)  regulations  of any applicable  stock exchanges and (ii) any governmental  authorities required in connection with the authorization,  issuance,  sale or delivery  of such Stock,  as well as federal, state and foreign securities laws.

            (f) Severability. In the event that any provision of this Plan shall be held illegal,  invalid, or unenforceable for any reason, such provision shall be fully severable,  but shall not affect the remaining  provisions of the Plan, and the Plan shall be  construed  and enforced as if the  illegal,  invalid,  or unenforceable provision had not been included herein.

                                      -14-

            (g) Refund of Contributions  on  Noncompliance  with Tax Law. In the event the Company  should  receive  notice that this Plan fails to qualify as an
"employee stock purchase plan" under Section 423 of the Code, all  then-existing
Account  balances  shall  be  paid  to  the  Participants  and  the  Plan  shall immediately terminate.

            (h) No Guarantee of Tax  Consequences.  The Board,  Employer and the
Committee do not make any  commitment or guarantee  that any tax treatment  will apply or be available to any person  participating or eligible to participate in the Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

            (i) Company as Agent for the Employers.  Each Employer,  by adopting the Plan,  appoints  the  Company and the Board as its agents to exercise on its behalf all of the powers and authorities  hereby  conferred upon the Company and the Board by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan.

                                      -15-

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              DATATEC SYSTEMS, INC.

                     Proxy -- Annual Meeting of Stockholders
                                 April 11, 2002

            The undersigned,  a stockholder of Datatec Systems, Inc., a Delaware corporation (the "Company"),  does hereby  constitute and appoint Isaac Gaon and
Robert H. Friedman and each of them, the true and lawful attorney and proxy with full  power  of  substitution,  for and in the  name,  place  and  stead  of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be  entitled  to vote if  personally  present  at the  Annual
Meeting of Stockholders of the Company to be held at 23 Madison Road, Fairfield,
New Jersey 07004, on Thursday,  April 11, 2002, at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

            1.  ELECTION OF DIRECTORS

                FOR all nominees listed below   ____     WITHHOLD authority to vote   ____
                (except as marked to the                 for all nominees listed below
                contrary below)

                Director  Nominees:  Isaac J. Gaon, William J. Adams, Jr., Frank
                P. Brosens, Robert H. Friedman,  David M. Milch, Walter Grossman
                and Mark L.  Berenblut to serve until the next annual meeting of stockholders  and until their  successors have been duly elected and qualified.

                To withhold authority to vote for less than all of the nominees, write the name of the nominee(s) in the space provided below

                ----------------------------------------------------------------

            2.  APPROVAL  OF  THE  AMENDED  AND  RESTATED  1998  EMPLOYEE  STOCK
                PURCHASE PLAN

                FOR     _____    AGAINST      _____    ABSTAIN     _____

            3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                FOR     _____    AGAINST      _____    ABSTAIN     _____

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
ELECT THE  DIRECTORS,  TO APPROVE THE AMENDED AND RESTATED 1998  EMPLOYEE  STOCK
PURCHASE PLAN, TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S
INDEPENDENT  PUBLIC  ACCOUNTANTS  AND IN ACCORDANCE  WITH THE  DISCRETION OF THE
PROXIES OR PROXY WITH  RESPECT TO ANY OTHER  BUSINESS  TRANSACTED  AT THE ANNUAL
MEETING.

Dated _______________ , 2002

_____________________ (L.S.)

_____________________ (L.S.)
     Signature(s)

NOTE:  Your  signature  should appear the same as your name appears  hereon.  In signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed.  No postage is required if mailed in the United States.